                                                                 Exhibit (j)(4)

                               Consent of Counsel

     We hereby consent to the use of our name and to the references to our Firm under the caption "Counsel" included in the Statement of Additional Information that is included in Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A (Securities Act File No. 33-4806, Investment Company Act File No. 811-4636) of The Galaxy Fund - Florida Municipal Bond Fund.


/s/ McGuireWoods LLP
February 28, 2002
Jacksonville, Florida